                                                                      Exhibit 13


                     PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                        Variable Annuity Separate Account

                             MONEY MARKET SUBACCOUNT


7-DAY CURRENT YIELD

   CURRENT YIELD    =    ((NCS-ES)/UV /7) x 365

   where NCS        =    the net change in the value of the Portfolio (exclusive
                         of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit

   ES               =    AAC + ADMIN

   where ES         =    per unit expenses of the Subaccount for the 7-day
                         period

   AAC              =    per unit Annual Annuity Charges deducted for the 7-day
                         period

   ADMIN            =    per unit Administration Charges deducted for the 7-day
                         period
                    =    (30 / AAV / 365 )

   where AAV        =    average account value of contracts on the last day of
                         the 7-day period
                    =    $30,000

   UV               =    the unit value on the first day of the 7-day period
                    =    10.0000

DATE                            NCS                  AAC                 ADMIN
----                            ---                  ---                 -----
Dec 31                           -                    -                    -
Dec 30                           -                    -                    -
Dec 29                       .00158251            .00011507            .00008219
Dec 28                       .00171768            .00003836            .00002740
Dec 27                       .00169619            .00003836            .00002740
Dec 26                       .00169710            .00007671            .00005479
Dec 25                           -                    -                    -
                             ---------            ---------            ---------

                             .00669348            .00026850            .00019178

((.00669348 - .00026850 - .00019178)/10 / 7) x 365 = 3.25% = 7-day Current Yield
at December 31, 2000

7-DAY EFFECTIVE YIELD

  EFFECTIVE YIELD   =    (1 + (NCS - ES) /UV) 365/7 - 1

                    =    3.30% = 7-Day Effective Yield at December 31, 2000

Average Annual Total Return
---------------------------

Total Return   =  ((ERV/P) 1/n - 1)
where        P =  a hypothetical initial investment of $1,000
             n =  number of years
           ERV =  the ending redeemable value, reflecting surrender charges.
               =  EV - SC
            EV =  the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.
               =  1,000 x (EUV / BUV - ADMIN)
           EUV =  Unit value at the end of the period
           BUV =  Unit value at the beginning of the period
         ADMIN =  Annual Administrative Fee attributable to the hypothetical account for the period
               =  (30 / AAV / 365) x No. of days in the period
           AAV =  Average Account Value of contracts on last day of the period
               =  $30,000
            SC =  Surrender Charge assuming surrender at the end of the applicable period
               =  SC% x (Minimum of P and (EV - FPA% x CAVSY))
           SC% =  Surrender Charge percentage assuming surrender at the end of the applicable period (See Surrender Charge.)
          FPA% =  Free Partial Amount percentage assuming surrender at the end of the applicable period (See Free Partial Amount.)
         CAVSY =  Contact Account Value at start of Contract Year (P in year 1)
               =  EV / DF
            DF =  Discount Factor
               =  (( EV / P ) 1/n ) m
             m =  number of years from the start of the Contract Year to the end of the applicable period


MARKET STREET FUND ALL PRO BROAD EQUITY SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

            EV =  1,000 x (1170.9465 / 1082.2247 - .001) = 1,080.98
            SC =  .08 x (Minimum of $1,000 and (1,080.98 - .1 x 1,000.00))
               =  78.48
         CAVSY =  1,000.00
           ERV =  1,080.98 - 78.48 = 1,002.50
  Total Return =  (1,002.50 / 1,000) - 1 = 0.25%

5 Year (12/31/95 to 12/31/00)
-----------------------------

            EV =  1,000 x (1170.9465 / 657.6280 - .005) = 1,775.56
            SC =  .08 x (Minimum of $1,000 and (1,775.56 - .1 x 1,582.92))
               =  80.00
         CAVSY =  1,775.56 / 1.1217
               =  1,582.92
            DF =  (( 1,775.56 / 1,000.00 ) 1/5 ) 1
               =  1.1217
           ERV =  1,775.56 - 80.00 = 1,695.56
  Total Return =  (1,695.56 / 1,000)1/5 - 1 = 11.14%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

            EV =  1,000 x (1170.9465 / 503.9207 - .00725) = 2,316.42
            SC =  .035 x (Minimum of $1,000 and (2,316.42 - .1 x 2,250.92))
               =  35.00
         CAVSY =  2,316.42 / 1.0291
               =  2,250.92
            DF =  (( 2,316.42 / 1,000.00 ) 1/7.2473 ) .2473
               =  1.0291
           ERV =  2,316.42 - 35.00 = 2,281.42
  Total Return =  (2,281.42 / 1,000)1/7.2473 - 1 = 12.05%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

            EV =  1,000 x (657.4560 / 608.1934 - .001) = 1,080.00
            SC =  .08 x (Minimum of $1,000 and (1,080.00 - .1 x 1,000.00))
               =  78.40
         CAVSY =  1,000.00
           ERV =  1,080.00 - 78.40 = 1,001.60
  Total Return =  (1,001.60 / 1,000) - 1 = 0.16%

5 Year (12/31/95 to 12/31/00)
-----------------------------

            EV =  1,000 x (657.4560 / 545.3498 - .005) = 1,200.58
            SC =  .08 x (Minimum of $1,000 and (1,200.58 - .1 x 1,157.52))
               =  80.00
         CAVSY =  1,200.58 / 1.0372
               =  1,157.52
            DF =  (( 1,200.58 / 1,000.00 ) 1/5 ) 1
               =  1.0372
           ERV =  1,200.58 - 80.00 = 1,120.58
  Total Return =  (1,120.58 / 1,000)1/5 - 1 = 2.30%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

            EV =  1,000 x (657.4560 / 501.2897 - .00725) = 1,304.28
            SC =  .035 x (Minimum of $1,000 and (1,304.28 - .1 x 1,292.52))
               =  35.00
         CAVSY =  1,304.28 / 1.0091
               =  1,292.52
            DF =  (( 1,304.28 / 1,000.00 ) 1/7.2473 ) .2473
               =  1.0091
           ERV =  1,304.28 - 35.00 = 1,269.28
  Total Return =  (1,269.28 / 1,000)1/7.2473 - 1 = 3.34%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

            EV =  1,000 x (647.6326 / 618.7272 - .001) = 1,045.72
            SC =  .08 x (Minimum of $1,000 and (1,045.72 - .1 x 1,000.00))
               =  75.66
         CAVSY =  1,000.00
           ERV =  1,045.72 - 75.66 = 970.06
  Total Return =  (970.06 / 1,000) - 1 = -2.99%

5 Year (12/31/95 to 12/31/00)
-----------------------------

            EV =  1,000 x (647.6326 / 534.5753 - .005) = 1,206.49
            SC =  .08 x (Minimum of $1,000 and (1,206.49 - .1 x 1,161.99))
               =  80.00
         CAVSY =  1,206.49 / 1.0383
               =  1,161.99
            DF =  (( 1,206.49 / 1,000.00 ) 1/5 ) 1
               =  1.0383
           ERV =  1,206.49 - 80.00 = 1,126.49
  Total Return =  (1,126.49 / 1,000)1/5 - 1 = 2.41%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

            EV =  1,000 x (647.6326 / 500.0152 - .00725) = 1,287.98
            SC =  .035 x (Minimum of $1,000 and (1,287.98 - .1 x 1,276.87))
               =  35.00
         CAVSY =  1,276.87 / 1.0087
               =  1,276.87
            DF =  (( 1,287.98 / 1,000.00 ) 1/7.2473 ) .2473
               =  1.0087
           ERV =  1,287.98 - 35.00 = 1,252.98
  Total Return =  (1,252.98 / 1,000)1/7.2473 - 1 = 3.16%

Other Average Annual Total Return
---------------------------------

Total Return =  ((EV/P) 1/n - 1)
where      P =  a hypothetical initial investment of $1,000
           n =  number of years
          EV = the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.
             =  1,000 x (EUV / BUV - ADMIN)
         EUV =  Unit value at the end of the period
         BUV =  Unit value at the beginning of the period
       ADMIN = Annual Administrative Fee attributable to the hypothetical account for the period
             =  (30 / AAV / 365) x No. of days in the period
         AAV =  Average Account Value of contracts on last day of the period
             =  $30,000

MARKET STREET FUND ALL PRO BROAD EQUITY SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  1,000 x (1170.9465 / 1082.2247 - .001) = 1,080.98
Total Return =  (1,080.98 / 1,000) - 1 = 8.10%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  1,000 x (1170.9465 / 657.628 - .005) = 1,775.56
Total Return =  (1,775.56 / 1,000)1/5 - 1 = 12.17%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  1,000 x (1170.9465 / 503.9207 - .00725) = 2,316.42
Total Return =  (2,316.42 / 1,000)1/7.2473 - 1 = 12.29%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  1,000 x (657.4560 / 608.1934 - .001) = 1,080.00
Total Return =  (1,080.00 / 1,000) - 1 = 8.00%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  1,000 x (657.4560 / 545.3498 - .005) = 1,200.58
Total Return =  (1,200.58 / 1,000)1/5 - 1 = 3.72%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  1,000 x (657.4560 / 501.2897 - .00725) = 1,304.28
Total Return =  (1,304.28 / 1,000)1/7.2473 - 1 = 3.73%

MARKET STREET FUND MONEY MARKET SUBACCOUNT


1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  1,000 x (647.6326 / 618.7272 - .001) = 1,045.72
Total Return =  (1,045.72 / 1,000) - 1 = 4.57%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  1,000 x (647.6326 / 534.5753 - .005) = 1,206.49
Total Return =  (1,206.49 / 1,000)1/5 - 1 = 3.83%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  1,000 x (647.6326 / 500.0152 - .00725) = 1,287.98
Total Return =  (1,287.98 / 1,000)1/7.2473 - 1 = 3.55%

Average Annual Total Return
---------------------------

Total Return =  ((ERV/P) 1/n - 1)
where      P =  a hypothetical initial investment of $1,000
           n =  number of years
         ERV =  the ending redeemable value, reflecting surrender charges.
             =  EV - SC
      CREDRT =  3.00%
        CRED =  P x CREDRT
             =  $30.00
          EV = the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.
             =  (P + CRED) x (EUV / BUV - ADMIN)
         EUV =  Unit value at the end of the period
         BUV =  Unit value at the beginning of the period
       ADMIN = Annual Administrative Fee attributable to the hypothetical account for the period
             =  (30 / AAV / 365) x No. of days in the period
         AAV =  Average Account Value of contracts on last day of the period
             =  $30,000
          SC = Surrender Charge assuming surrender at the end of the applicable period = SC% x (Minimum of P and (EV - FPA% x CAVSY))
         SC% = Surrender Charge percentage assuming surrender at the end of the applicable period (See Surrender Charge.)
        FPA% = Free Partial Amount percentage assuming surrender at the end of the applicable period (See Free Partial Amount.)
       CAVSY =  Contact Account Value at start of Contract Year (P in year 1)
             =  EV / DF
          DF =  Discount Factor
             =  (( EV / (P + CRED)) 1/n ) m
           m = number of years from the start of the Contract Year to the end of the applicable period


MARKET STREET FUND ALL PRO BROAD EQUITY SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (1170.9465 / 1082.2247 - .001) = 1,113.41
          SC =  .08 x (Minimum of $1,000 and (1,113.41 - .1 x 1,000.00))
             =  80.00
       CAVSY =  1,000.00

         ERV =  1,113.41 - 80.00 = 1,033.41
Total Return =  (1,033.41 / 1,000) - 1 = 3.34%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (1170.9465 / 657.628 - .005) = 1,828.83
          SC =  .08 x (Minimum of $1,000 and (1,828.83 - .1 x 1,630.41))
             =  80.00
       CAVSY =  1,828.83 / 1.1217
             =  1,630.41
          DF =  (( 1,828.83 / (1,000.00 + 30.00)) 1/5 ) 1
             =  1.1217
         ERV =  1,828.83 - 80.00 = 1,748.83
Total Return =  (1,748.83 / 1,000)1/5 - 1 = 11.83%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  (1,000.00 + 30.00) x (1170.9465 / 503.9207 - .00725) = 2,385.91
          SC =  .035 x (Minimum of $1,000 and (2,385.91 - .1 x 2,318.44))
             =  35.00
       CAVSY =  2,385.91 / 1.0291
             =  2,318.44
          DF =  (( 2,385.91 / (1,000.00 + 30.00) ) 1/7.2473 ) .2473
             =  1.0291
         ERV =  2,385.91 - 35.00 = 2,350.91
Total Return =  (2,350.91 / 1,000)1/7.2473 - 1 = 12.52%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (657.4560 / 608.1934 - .001) = 1,112.40
          SC =  .08 x (Minimum of $1,000 and (1,112.40 - .1 x 1,000.00))
             =  80.00
       CAVSY =  1,000.00
         ERV =  1,112.40 - 80.00 = 1,032.40
Total Return =  (1,032.40 / 1,000) - 1 = 3.24%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (657.4560 / 545.3498 - .005) = 1,236.58
          SC =  .08 x (Minimum of $1,000 and (1,236.58 - .1 x 1,192.23))
             =  80.00
       CAVSY =  1,236.58 / 1.0372
             =  1,192.23
          DF =  (( 1,236.58 / (1,000.00 + 30.00) ) 1/5 ) 1
             =  1.0372
         ERV =  1,236.58 - 80.00 = 1,156.58
Total Return =  (1,156.58 / 1,000)1/5 - 1 = 2.95%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  (1,000.00 + 30.00) x (657.4560 / 501.2897 - .00725) = 1,343.41
          SC =  .035 x (Minimum of $1,000 and (1,343.41 - .1 x 1,331.30))
             =  35.00
       CAVSY =  1,343.41 / 1.0091
             =  1,331.30
          DF =  (( 1,343.41 / (1,000.00 + 30.00) ) 1/7.2473 ) .2473
             =  1.0091
         ERV =  1,343.41 - 35.00 = 1,308.41
Total Return =  (1,308.41 / 1,000)1/7.2473 - 1 = 3.78%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (647.6326 / 618.7272 - .001) = 1,077.09
          SC =  .08 x (Minimum of $1,000 and (1,077.09 - .1 x 1,000.00))
             =  78.17
       CAVSY =  1,000.00
         ERV =  1,077.09 - 78.17 = 998.92
Total Return =  (998.92 / 1,000) - 1 = -0.11%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (647.6326 / 534.5753 - .005) = 1,242.68
          SC =  .08 x (Minimum of $1,000 and (1,242.68 - .1 x 1,196.84))
             =  80.00
       CAVSY =  1,242.68 / 1.0383
             =  1,196.84
          DF =  (( 1,242.68 / (1,000.00 + 30.00) ) 1/5 ) 1
             =  1.0383
         ERV =  1,242.68 - 80.00 = 1,162.68
Total Return =  (1,162.68 / 1,000)1/5 - 1 = 3.06%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  (1,000.00 + 30.00) x (647.6326 / 500.0152 - .00725) = 1,326.62
          SC =  .035 x (Minimum of $1,000 and (1,326.62 - .1 x 1,315.27))
             =  35.00
       CAVSY =  1,326.62 / 1.0087
             =  1,315.27
          DF =  (( 1,326.62 / (1,000.00 + 30.00) ) 1/7.2473 ) .2473
             =  1.0087
         ERV =  1,326.62 - 35.00 = 1,291.62
Total Return =  (1,291.62 / 1,000)1/7.2473 - 1 = 3.59%

Other Average Annual Total Return
---------------------------------

Total Return =  ((EV/P) 1/n - 1)
where      P =  a hypothetical initial investment of $1,000
           n =  number of years
      CREDRT =  3.00%
        CRED =  P x CREDRT
             =  $30.00
         EV  =  the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.
             =  (P + CRED) x (EUV / BUV - ADMIN)
         EUV =  Unit value at the end of the period
         BUV =  Unit value at the beginning of the period
       ADMIN = Annual Administrative Fee attributable to the hypothetical account for the period
             =  (30 / AAV / 365) x No. of days in the period
         AAV =  Average Account Value of contracts on last day of the period
             =  $30,000

MARKET STREET FUND ALL PRO BROAD EQUITY SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (1170.9465 / 1082.2247 - .001) = 1,113.41
Total Return =  (1,113.41 / 1,000) - 1 = 11.34%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (1170.9465 / 657.628 - .005) = 1,828.83
Total Return =  (1,828.83 / 1,000)1/5 - 1 = 12.83%

Since Inception (10/01/93 to 12/31/00)

          EV =  (1,000.00 + 30.00) x (1170.9465 / 503.9207 - .00725) = 2,385.91
Total Return =  (2,385.91 / 1,000)1/7.2473 - 1 = 12.75%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (657.4560 / 608.1934 - .001) = 1,112.40
Total Return =  (1,112.40 / 1,000) - 1 = 11.24%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (657.4560 / 545.3498 - .005) = 1,236.58
Total Return =  (1,236.58 / 1,000)1/5 - 1 = 4.34%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  (1,000.00 + 30.00) x (657.4560 / 501.2897 - .00725) = 1,343.41
Total Return =  (1,343.41 / 1,000)1/7.2473 - 1 = 4.16%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/99 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (647.6326 / 618.7272 - .001) = 1,077.09
Total Return =  (1,077.09 / 1,000) - 1 = 7.71%

5 Year (12/31/95 to 12/31/00)
-----------------------------

          EV =  (1,000.00 + 30.00) x (647.6326 / 534.5753 - .005) = 1,242.68
Total Return =  (1,242.68 / 1,000)1/5 - 1 = 4.44%

Since Inception (10/01/93 to 12/31/00)
--------------------------------------

          EV =  (1,000.00 + 30.00) x (647.6326 / 500.0152 - .00725) = 1,326.62
Total Return =  (1,326.62 / 1,000)1/7.2473 - 1 = 3.98%